Exhibit 23.7

To: Board of Directors

Phoenix New Media Limited (the “Company”)

Dated this 12th day of April 2011

Dear Sirs,

As we have discussed, I have agreed to serve as a member of the Board of Directors and of the Auditor Committee and Nomination and Corporate Governance Committee (together, the “Committees”) of the Company. I understand that the Company’s Board of Directors and shareholders plan to approve my nomination as a member of the Board of Directors and the Committees and that I will become such a member upon the declaration of effectiveness of the Company’s registration statement on Form F-1 by the United States Securities and Exchange Commission.

As such, I hereby consent to being named as a future Board member of the Company in the Company’s Form F-1 registration statement to be filed in connection with the Company’s IPO.

Yours faithfully,

/s/ Carson Wen
Name: Carson Wen

To: Board of Directors

Phoenix New Media Limited (the “Company”)

Dated this 12th day of April 2011

Dear Sirs,

As we have discussed, I have agreed to serve as a member of the Board of Directors of the Company.  I understand that the Company’s Board of Directors and shareholders plan to approve my nomination as a member of the Board of Directors and that I will become such a member upon the declaration of effectiveness of the Company’s registration statement on Form F-1 by the United States Securities and Exchange Commission.

As such, I hereby consent to being named as a future Board member of the Company in the Company’s Form F-1 registration statement to be filed in connection with the Company’s IPO.

Yours faithfully,

/s/ Ka Keung Yeung
Name: Ka Keung Yeung

To: Board of Directors

Phoenix New Media Limited (the “Company”)

Dated this 12th day of April 2011

Dear Sirs,

As we have discussed, I have agreed to serve as a member of the Board of Directors and of the Auditor Committee and Compensation Committee (together, the “Committees”) of the Company. I understand that the Company’s Board of Directors and shareholders plan to approve my nomination as a member of the Board of Directors and the Committees and that I will become such a member upon the declaration of effectiveness of the Company’s registration statement on Form F-1 by the United States Securities and Exchange Commission.

As such, I hereby consent to being named as a future Board member of the Company in the Company’s Form F-1 registration statement to be filed in connection with the Company’s IPO.

Yours faithfully,

/s/ Jerry J. Zhang
Name: Jerry J. Zhang